MEMBERSHIP INTEREST PURCHASE AGREEMENT

     This MEMBERSHIP INTEREST PURCHASE AGREEMENT (this "AGREEMENT") is entered into as of the "Effective Date" set forth below, by and between VMdirect, L.L.C., a Nevada limited liability company (the "COMPANY"), and the "Purchaser" set forth below.

     Effective Date:
                       --------------------------------
     Name:                                              ("PURCHASER")
                       --------------------------------
     Address:
                       --------------------------------

                       --------------------------------
     Tel No.:
                       --------------------------------
     Fax No.:
                       --------------------------------

     This Agreement is made with reference to the following facts:

     A. Articles of Organization for the Company, then named Amy Black, L.L.C., a limited liability company under the laws of the State of Nevada, were filed with the Nevada Secretary of State on May 18, 2001.

     B. An Amendment to the Articles of Organization of the Company, changing the name of the Company to VMdirect, L.L.C., was filed with the Nevada Secretary of State on December 6, 2001.

     C. Effective as of May 18, 2001, the Managers and initial Members entered into that certain Operating Agreement (the "OPERATING AGREEMENT"), a copy of which is attached hereto as Exhibit A, which governs the rights,
                                           ----------
preferences, privileges and restrictions of the Members and Economic Interest Owners of the Company.

     D. Pursuant to the terms and conditions of this Agreement, the Purchaser desires to purchase, and the Company desires to sell to the Purchaser, the number of Class A Units of the Company (the "CLASS A UNITS"), evidencing Membership Interests in the Company, set forth on the signature page hereto (the "PURCHASER INTERESTS").

     NOW, THEREFORE, in consideration of the foregoing premises, the terms, covenants, and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, with the intent to be legally bound, hereby agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

     The capitalized terms used in this Agreement shall, unless otherwise noted or unless the context otherwise requires, have the meanings assigned to such terms in the Operating Agreement. In addition, for purposes of this Agreement, the terms identified below shall have the meanings assigned to them as follows:

     1.1 "GOVERNMENTAL AUTHORITY" means any federal, state or local government or regulatory agency, authority, commission, court or instrumentality, domestic or foreign.

     1.2 "LIEN" means any charge, claim, encumbrance, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise or any other attribute of ownership.


                                    ARTICLE 2
                              SALE OF CLASS A UNITS

     2.1 SALE OF THE CLASS A UNITS. Upon the terms and subject to the conditions set forth in this Agreement, Purchaser hereby purchases from Company, and Company hereby sells, transfers, conveys and assigns to Purchaser, the Purchaser Interests, at the price per Class A Unit, and for the aggregate purchase price (the "PURCHASE PRICE"), set forth on the signature page hereto.

     2.2 CLOSING. The Closing shall take place at such location, date and time as may be agreed upon between the Company and Purchaser (such closing being called the "CLOSING" and such date and time being called the "CLOSING DATE"). At the Closing, the Company shall issue and deliver to Purchaser a certificate or certificates in definitive form, registered in the name of Purchaser, representing the Class A Units being purchased by Purchaser at the Closing. As payment in full for the Class A Units being purchased by Purchaser under this Agreement, and against delivery of the certificate or certificates representing such Class A Units as aforesaid, on the Closing Date, Purchaser shall pay and/or deliver to the Company by wire transfer, or by such other method as may be reasonably acceptable to the Company, immediately available funds in the amount of the Purchase Price.

     2.3 CLASS A UNITS. The Managers of the Company have authorized the issuance of the Class A Units and have designated that the Class A Units shall evidence Membership Interests of the Company having all of the rights, preferences, privileges and restrictions of such Membership Interests as are set forth in the Operating Agreement. Immediately following the Closing, Purchaser shall be deemed a Member under the Operating Agreement, and shall have all of the rights, and shall be subject to all of the obligations, applicable to such Interest Owner thereunder.


                                    ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF COMPANY

     Company hereby represents and warrants to Purchaser that, as of the Effective Date:

     3.1 AUTHORIZATION; NECESSARY ACTIONS; BINDING EFFECT. Company has the full legal right, authorization, and capacity to execute and deliver, and to perform its obligations under, this Agreement. Company has taken all action necessary to execute, deliver and perform its obligations under this Agreement. This Agreement constitutes the valid obligation of Company and is legally binding on and enforceable against Company in accordance with its respective terms except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights, and
(ii) general principles of equity relating to the availability of equitable remedies (regardless of whether any applicable agreements are sought to be enforced in a proceeding at law or in equity).

     3.2 ORGANIZATION AND STANDING. Company is a limited liability company validly existing and in good standing under the laws of the State of Nevada.

     3.3 TITLE TO PURCHASER INTERESTS. Company has good title to the Purchaser Interests free and clear of any and all Liens.

     3.4 NO CONFLICT OR VIOLATION; CONSENTS. The execution and delivery by Company of this Agreement and the other documents and agreements contemplated hereby, and the performance by Company of its obligations hereunder and thereunder do not and will not: (i) violate or conflict with any provision of the articles of organization, operating agreement, or similar charter documents of Company; or (ii) violate any provision of law, or any order, judgment or decree of any court or other Governmental Authority known to Company. No consent, waiver, approval or authorization of any third party is required to be obtained on the part of Company in connection with the sale of the Purchaser Interests.


                                    ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to Company that, as of the Effective Date:

     4.1 AUTHORIZATION; NECESSARY ACTIONS; BINDING EFFECT. Purchaser has the full legal right, authorization, and capacity to execute and deliver, and to perform its obligations under, this Agreement. Purchaser has taken all action necessary to execute, deliver and perform its obligations under this Agreement. This Agreement constitutes the valid obligation of Purchaser and is legally binding on and enforceable against Purchaser in accordance with its respective terms except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights, and
(ii) general principles of equity relating to the availability of equitable remedies (regardless of whether any applicable agreements are sought to be enforced in a proceeding at law or in equity).

     4.2 NO CONFLICT OR VIOLATION; CONSENTS. The execution and delivery by Purchaser of this Agreement and the other documents and agreements contemplated hereby, and the performance by Purchaser of its obligations hereunder and thereunder do not and will not: (i) violate or conflict with any provision of the articles of organization, operating agreement, or similar charter documents of Purchaser; or (ii) violate any provision of law, or any order, judgment or decree of any court or other Governmental Authority known to Purchaser. No consent, waiver, approval or authorization of any third party is required to be obtained on the part of Purchaser in connection with the purchase of the Purchaser Interests.

     4.3     INVESTMENT REPRESENTATIONS.

     (a) Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "1933 ACT").

     (b) Purchaser is acquiring the Purchaser Interests for its own account, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof in any transaction which would be in violation of the securities laws of the United States or any state thereof. By executing this Agreement, Purchaser further represents that Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Purchaser Interests.

     (c) Purchaser understands that the Purchaser Interests have not been registered under the 1933 Act by reason of a specific exemption therefrom, and that Purchaser must, therefore, bear the economic risk of such investment indefinitely, unless the Purchaser Interests are registered under the 1933 Act or unless an exemption from registration is available. Purchaser further understands that the Purchaser Interests are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations restricted securities may be resold without registration under the 1933 Act only in certain limited circumstances, and it represents that it is familiar with Rule 144 and Rule 144A promulgated under the 1933 Act, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

     (d) Purchaser acknowledges that it (i) has a pre-existing personal or business relationship with the Company or any of its Managers or Members, or
(ii) by reason of Purchaser's business or financial experience, it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Purchaser Interests.

     (e) Purchaser understands that no securities administrator of any state or any other jurisdiction has made any finding or determination relating to the fairness of an investment in the Purchaser Interests and that no securities administrator of any state or any other jurisdiction has recommended or endorsed, or will recommend or endorse, the offering of the Purchaser Interests.

     (f) Purchaser acknowledges that no general solicitation or general advertising (including communications published in any newspaper, magazine or other broadcast) has been received by Purchaser and that no public solicitation or advertisement with respect to the offering of the Purchaser Interests has been made to Purchaser.

     (g) Purchaser has relied solely upon the advice of Purchaser's own tax and legal advisors with respect to the tax and other legal aspects of the investment in the Purchaser Interests.

     (h)     Purchaser acknowledges that except as expressly stated in Article 3
                                                                       ---------
of this Agreement, neither the Company nor any officer, director, employee, agent or representative of the Company have made any representations or warranties of any kind to Purchaser including representations regarding future revenues, earnings or profits of the Company, the future value of the Purchaser Interests, the future capitalization of the Company, the occurrence or timing of any public offering by the Company, the amount of future business that may be transacted by the Company or otherwise. Purchaser further understands that the Company's success in achieving its goals and objectives in the future and implementing its business plan cannot be predicted and is subject to numerous factors not within the control of the Company. Purchaser is not purchasing the Purchaser Interests based upon representations, oral or written, by any person with respect to the future value of, or income from, the Purchaser Interests, or the length of time that Purchaser will be required to remain as the owner of the Purchaser Interests but rather upon an independent examination and judgment as to the prospects of the Company.

     4.4 LEGENDS. It is understood that the certificates evidencing the Class A Units may bear one or all of the following legends:


            "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE ACT AND THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION THEREUNDER."

            Any  other  legend  required  by  applicable  state securities laws.

     4.5 NO BROKER. Purchaser has not retained any broker, agent or finder in connection with the purchase of the Purchaser Interests contemplated by this Agreement. Purchaser shall indemnify, hold harmless and defend Company for any commissions, finder's and other fees and expenses of any such Persons retained or purportedly retained by Purchaser.

                                    ARTICLE 5
                                  MISCELLANEOUS

     5.1     PIGGYBACK REGISTRATION RIGHTS.

     (a)     Right to Piggyback.  If the Company shall determine to register for
             ------------------
sale any of its Class A Units, or other securities into which such Class A Units may be converted or exchanged from time to time, for its own account or for the account of others (each a "PIGGYBACK REGISTRATION"), other than (i) a registration relating solely to employee benefit plans or securities issued or issuable to employees, consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8) or any of their family members (including a registration on Form S-8), or (ii) a registration relating solely to a Rule 145 transaction (under the 1933 Act), a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization, or similar event, the Company shall promptly give to the Purchaser written notice thereof (and in no event shall such notice be given less than ten (10) calendar days prior to the filing of such registration statement), and shall include in such Piggyback Registration (and any related qualification under blue sky laws or other compliance) all of the Purchaser Interests specified in a written request or requests, made within five (5) calendar days after receipt of such written notice from the Company, by the Purchaser. However, the Company may, without the consent of the Purchaser, withdraw such registration statement prior to its becoming effective if the Company has elected to abandon the proposal to register the securities proposed to be registered thereby.

     (b)     Indemnification.  The Company will indemnify and hold the Purchaser
             ---------------
and its directors, officers, shareholders, partners, employees and agents (each, an "INVESTOR PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs, and reasonable attorneys' fees and costs of investigation (collectively, "LOSSES") that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach, or inaccuracy of any representation, warranty, covenant, or agreement made by the Company in the Piggy Registration, this Agreement, and any other documents delivered in connection herewith and therewith.

     5.2 NOTICES. Any notice, demand or communication required or permitted to be given by any provision of this Agreement shall be in writing and sent via hand delivery or overnight courier, charges prepaid, addressed as provided on the signature page hereto, or to such other address as the parties hereto may from time to time specify by notice to the other party. Any such notice shall be deemed to be delivered, given, and received as of the date so received.

     5.3 GOVERNING LAW. THE PROVISIONS OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

     5.4 CONSENT TO JURISDICTION. Each of the parties hereto (a) consents to submit itself to personal jurisdiction in the Federal and state courts located in Las Vegas, Nevada, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Federal and state courts located in Las Vegas, Nevada.

     5.5 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     5.6 PARTIES IN INTEREST/NO THIRD PARTY BENEFICIARY. Nothing in this Agreement shall confer any rights, benefits or remedies under or by reason of this Agreement on any party other than the parties hereto and their respective successors and assigns.

     5.7 PRONOUNS; STATUTORY REFERENCES. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the context in which they are used may require, unless otherwise expressly provided herein. Any reference to the 1933 Act or state securities laws include all amendments, modifications or replacements of the specific sections and provisions concerned.

     5.8 HEADINGS. All headings herein are inserted only for convenience and ease of reference and are not to be considered in the construction or interpretation of any provision of this Agreement.

     5.9 SEVERABILITY. If any provision of this Agreement or the application of any such provision to any party hereto or circumstance is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, it will be stricken, but the validity, legality and enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the remainder of this Agreement or the application of such provision to Persons or circumstances other than those to which it is held invalid shall not be affected thereby. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision of this Agreement or the application of any such provision.

     5.10 ADDITIONAL DOCUMENTS AND ACTS. Each party hereto agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be reasonably necessary or appropriate to effectuate, carry out and perform all of the terms, provisions, and conditions of this Agreement and the transactions contemplated hereby.

     5.11 MULTIPLE COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party shall have received a counterpart signed by the other party hereto. Delivery of a counterpart signature by facsimile shall constitute delivery of such signature for all purposes hereunder.

     5.12 REMEDIES CUMULATIVE. Except as otherwise provided herein to the contrary, the remedies under this Agreement are cumulative and shall not exclude any other remedies to which any Person may be lawfully entitled.

     5.13 SURVIVAL. The representations and warranties contained herein shall not survive the Effective Date.

     5.14 ENTIRE AGREEMENT. This Agreement constitutes the complete and exclusive statement of agreement among the Parties hereto with respect to the subject matter hereof and replaces and supersedes all prior written and oral agreements or statements by and among the parties or any of them. With respect to the subject matter of this Agreement, no representation, statement, condition or warranty not contained herein shall be binding on the parties hereto or have any force or effect whatsoever.

     IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the Effective Date.


COMPANY:

VMDIRECT, L.L.C.


By:
   -------------------------------------
    Craig Ellins, Manager

Address:  VMdirect, L.L.C.
          3035 East Patrick Lane
          Las Vegas, Nevada 89120
          Attention: Managers


PURCHASER:

--------------------------------



                       Number of Class A Units Purchased:
                                                          ----------------------
                       Price per Class A Unit:
                                              ----------------------------------
                       Total Purchase Price:
                                            ------------------------------------



          [SIGNATURE PAGE TO MEMBERSHIP INTEREST PURCHASE AGREEMENT.]

                                    EXHIBIT A

                              OPERATING AGREEMENT